FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is entered into as of June 30, 1998, by and among WILLIAMS CONTROLS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a
Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation, (each individually referred to as "Borrower" and all collectively referred to as "Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     Borrowers, together with Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc. and Ajay Leisure Products, Inc. (collectively, the "Ajay Companies"), are parties to that certain Credit Agreement with Bank entered into as of July 11, 1997 ("Agreement"). Borrowers and the Ajay Companies desire to amend the Agreement to delete the Ajay Companies as parties to the Agreement. Bank is willing to delete the Ajay Companies as parties to the Agreement, provided that the amount of credit provided for under the Agreement is reduced and certain other terms and conditions are modified.

     All capitalized terms used herein and not otherwise defined herein will have the meaning attributed to them in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Bank hereby agree as follows:

          1. DELETION OF CERTAIN PARTIES. Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc. and Ajay Leisure Products, Inc. are hereby deleted as parties to the Agreement.

          2.   REVISION TO SECTION 1.1 OF AGREEMENT.

               (a) Section 1.1 of the Agreement is hereby amended to add the following new defined term:

               "BORROWER" means any one of the following corporations:  Williams
                    Controls, Inc., Agrotec Williams, Inc., Aptek Williams, Inc., GeoFocus, Inc., Hardee Williams, Inc., Kenco/Williams, Inc., NESC Williams, Inc., Premier Plastic Technologies, Inc., Waccamaw Wheel Williams, Inc., Williams Controls Industries, Inc., Williams Technologies, Inc., Williams World Trade, Inc., Williams Automotive, Inc., and Techwood Williams, Inc., and "Borrowers" refers collectively to all of these corporations.

               (b)  Section 1.1 of the Agreement is hereby amended as follows:

                    (i)  The  definition  of  "Aggregate   Working  Capital"  is
                         amended in its entirety to read as follows:

                    "Aggregate Working Capital" means, as of any date, an amount equal to the amount (which may be a negative number) by which Williams Parent's consolidated current assets exceed its consolidated current liabilities (exclusive of the Revolving Loans).

                    (ii) The defined term "Ajay Parent" is deleted.

                    (iii)The  definition of "A/R Advance Rate" is amended in its entirety to read as follows:

                    "A/R Advance Rate" means, the following (or such other rates as Bank may designate from time to time in its sole discretion) with respect to the Eligible Accounts of each Borrower listed below: (i)70% for Hardee Williams, Inc. and Agrotec Williams, Inc.; (ii)80% for Premier Plastics Technologies, Inc. and (iii)85% for Williams Controls Industries, Inc., Aptek Williams, Inc., NESC Williams, Inc., GeoFocus, Inc. and Waccamaw Wheel Williams, Inc.

                    (iv) The reference in the defined term "Available Credit" to
                         $26,000,000 is hereby amended to be $16,500,000.

                    (v) The reference in item (ii)(a) of the defined term "Borrowing Base" to $15,000,000 is hereby amended to be $8,000,000.

                    (vi) The definition of "Subsidiary" is amended to delete the words "or Ajay Parent."

          3. REVISION TO SECTION 3.1(a). The reference in Section 3.1(a) to $26,000,000 is hereby amended to be $16,500,000.

          4. REVISION TO SECTION 3.2. The reference in Section 3.2(iii) to $4,000,000 is hereby amended to be $3,000,000.

          5.   REVISION TO SECTION 3.3; Term Loan I Promissory Note.

               (a) Contemporaneously herewith, Borrowers have reduced the outstanding principal balance of Term Loan I by $525,000, and as of the date hereof, the outstanding principal balance of Term Loan I is $3,148,452.34. The second sentence of
                    Section 3.3(a) is hereby amended in its entirety to read as follows:

                    Borrower shall repay the principal of Term Loan I in monthly principal payments of $42,456.65 each on the first day of each month beginning July 1, 1998.

               (b) The Term Loan I Promissory Note dated July 11, 1997 in the original principal amount of $4,430,000 is being replaced with a Replacement Term Loan Promissory Note in the form of the promissory note attached hereto as EXHIBIT A.

          6. REPAYMENT OF TERM LOAN II. Contemporaneously herewith, Borrowers have repaid Term Loan II in full.

          7. REVISION TO SECTION 3.6(c). The reference in Section 3.6(c) to $7,500 is hereby amended to be $4,500 and the reference in
               Section 3.6(c) to $10,000 is hereby amended to be $6,000.

          8. REVISION TO SECTION 3.6(d). The reference in Section 3.6(d) to $26,000,000 is hereby amended to be $16,500,000.

          9. REVISION TO SECTION 6.2(c). The references in Section 6.2(c) to "Ajay Parent" are hereby deleted.

          10.  Deletion of Section 6.6(b). Section 6.6(b) is hereby deleted.

          11. REVISION TO SECTION 6.25. The second sentence of Section 6.25 is hereby deleted.

          12.  REVISION TO SECTIONS  8.4(b),  (c) (e) and (f).  Sections 8.4(b),
               (e) and (f) are hereby deleted. The reference in Section 8.4(c) to 15 days is hereby amended to be 35 days

          13. REVISION TO SECTION 8.18. Section 8.18 is hereby amended in its entirety to read as follows:

               (a) Williams Parents' Tangible Net Worth (computed without regard to deferred income taxes) shall at all times exceed $18,000,000.

               (b)  Aggregate   Working   Capital  shall  at  all  times  exceed
                    $12,000,000.

          14. REVISION TO SECTION 9.4(a). Item (iii) of Section 9.4(a) is hereby amended in its entirety to read as follows:

               (iii)the  7.5%  quarterly   dividend   payable  on  all  Series A
                    Convertible,   Redeemable,   Preferred   Stock   issued  and
                    outstanding as of the date of the First Amendment hereto;

          15. REVISION TO SECTION 9.5(a). The reference in Section 9.5(a) to $1,000,000 is hereby amended to be $650,000.

          16. REVISION TO SECTION 9.6. Section 9.6 is hereby amended to delete "and" at the end of item (b), to replace the period at the end of item (c) with "; and" and to add the following new item (d):

               (d) Investments in Ajay Sports, Inc. existing as of the date of the First Amendment hereto and Investments in Ajay Sports, Inc. in an amount not greater than (x) $1,000,000 plus (y) the amount of all mandatory payments which Ajay Sports, Inc. is required and permitted to make pursuant to its July 14, 1997 Promissory Note in the initial principal amount of $2,340,000 to United States National Bank of Oregon, which note is the subject of that certain Intercreditor Agreement dated as of July 11, 1997 among Borrowers, Bank, Ajay Sports, Inc. and its subsidiaries and United States National Bank of Oregon.

          17. REVISION TO SECTION 9.14. Section 9.14 is hereby amended in its entirety to read as follows:

               Make any capital expenditures (which term shall include Capitalized Lease Obligations) at any time except (i) in the ordinary course of business, (ii) in an amount collectively for Borrowers not in excess of $6,000,000 for the 24-month period ending September 30, 1999, and (iii) in an amount collectively for Borrowers not in excess of $2,500,000 in any fiscal year of Williams Parent ending after September 30, 1999.

          18. REVISION TO SECTION 9.15. Section 9.15 is hereby amended by adding the following sentence at the end of such section:

               The foregoing and Section 9.6 to the contrary notwithstanding, Borrower may advance to Ajay Sports, Inc., from time to time, such amount as is necessary to permit Ajay Sports, Inc. to make all payments which it is required to make pursuant to its July 14,1997 Promissory Note in the original principal amount of $2,340,000 which is the subject of the Intercreditor Agreement dated July 11, 1997 among Borrowers, the Ajay Companies, Bank and United States National Bank of Oregon to the extent that making any such advance does not otherwise create a Default hereunder.

          19. REVISION TO SECTION 10.1(n). Section 10.1(n) is hereby amended in its entirety to read as follows:

                    Thomas  W.  Itin or any two  members  of  Borrower's  Senior
               Management shall cease, for any reason, to be employed by Borrower on a full-time basis in his present capacity unless such person is replaced within 90 days by another person acceptable to Bank. Senior Management means Gerard A. Herlihy, Dennis Knowlton, Timothy Marker and Ron Velat; or.

          20. REVISION TO SECTION 11.3. The telecopy number for Bank set forth in Section 11.3 is hereby amended to read as follows: (626) 844-9063.

          21. ADDITION OF SECTION 11.17. A new Section 11.17 is hereby added to the Agreement to read as follows:

               SECTION 11.17 YEAR 2000 COMPLIANCE.

               Borrower shall perform all acts reasonably necessary to ensure that (i) Borrower and any business in which Borrower holds a substantial interest and (ii) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" means, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform the date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

          22.  WELLS  CREDIT.   All   references  in  the  Agreement  to  Bank's
               Commercial Finance Division are hereby amended to refer to Bank's group known as Wells Credit.

          23. EFFECTIVE DATE. This First Amendment shall be effective on the date first above written.

          24. RATIFICATION. Except as otherwise provided in this First Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

          25. ONE AGREEMENT. The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

          26.  OREGON STATUTORY NOTICE.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above.


WILLIAMS CONTROLS, INC.                 AGROTEC WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


APTEK WILLIAMS, INC.                    GEOFOCUS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


HARDEE WILLIAMS, INC.                   KENCO/WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


NESC WILLIAMS, INC.                     PREMIER PLASTIC TECHNOLOGIES, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WACCAMAW WHEEL WILLIAMS, INC.           WILLIAMS CONTROLS INDUSTRIES, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WILLIAMS TECHNOLOGIES, INC.             WILLIAMS WORLD TRADE, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer


WILLIAMS AUTOMOTIVE, INC.               TECHWOOD WILLIAMS, INC.

By /s/ Gerard A. Herlihy                By /s/ Gerard A. Herlihy
  ----------------------------          ----------------------------
  Chief Financial Officer and           Chief Financial Officer and
  Chief Administrative Officer          Chief Administrative Officer



                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By /s/ Angelo Samperisi
                                        -----------------------
                                        Vice President


                         CONSENT TO DELETION OF PARTIES

     Ajay Sports, Inc., Leisure Life, Inc., Palm Springs Golf, Inc. and Ajay Leisure Products, Inc. each hereby consents to being deleted as a party to the Agreement.


AJAY SPORTS, INC.                      LEISURE LIFE, INC.

By /s/ Duane Stiverson                 By /s/ Duane Stiverson
  -----------------------                -----------------------
  Chief Financial Officer                Chief Financial Officer


PALM SPRINGS GOLF, INC.                 AJAY LEISURE PRODUCTS, INC.

By /s/ Duane Stiverson                 By /s/ Duane Stiverson
  -----------------------                -----------------------
  Chief Financial Officer                Chief Financial Officer